SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) April 18, 2005
                                                         --------------

                              HUDSON UNITED BANCORP
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                     1-08660               22-2405746
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                   Identification Number)


1000 MacArthur Boulevard, Mahwah, New Jersey                        07430
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    (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code             (201) 236-2600


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events

                  On April 18, 2005, Hudson United Bancorp ("the Company") issued a press release announcing that its Board of Directors authorized the repurchase of up to 4,500,000 shares of outstanding common stock of the Company, which represents approximately 10% of the outstanding shares. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits

         99.1     Press Release dated April 18, 2005.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 18, 2005               HUDSON UNITED BANCORP




                                     By: /s/  James W. Nall
                                     -------------------------------------
                                              James W. Nall
                                              Executive Vice President and
                                              Chief Financial Officer



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                                  EXHIBIT INDEX

                  Exhibit No.        Title
                  99.1               Press Release dated April 18, 2005